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                                                                 EXHIBIT 10.11


                                AMENDMENT NO. 1
                                       TO
                            ASSET PURCHASE AGREEMENT


                 This Amendment No. 1 to Asset Purchase Agreement (this "Amendment") is entered into as of January 31, 1997, among RentX Industries, Inc., a Delaware corporation (the "Buyer"), Rifle Rentals, Inc., a Colorado corporation ("Rifle"), Rental Country U.S.A., Inc., a Colorado corporation ("Country"), Rocky Mountain Rentals, Inc., a Colorado corporation ("Rocky") (Rifle, Country and Rocky may be referred to individually as "Seller" and collectively, as "Sellers") and Glen R. Miller and Elizabeth Miller (individually, a "Shareholder" and collectively, the "Shareholders").

                                    Recitals

                 The parties (along with G.R.M. Company, Inc., which was dissolved on January 15, 1997) are party to an Asset Purchase Agreement (the "Purchase Agreement") dated as of August 2, 1996. The Buyer has elected to exercise the Option pursuant to Section 9.15 of the Purchase Agreement. The parties desire to amend the Purchase Agreement as set forth herein in connection with the Second Closing, which will occur at 12:01 a.m. on February 1, 1997. All capitalized terms used but not defined in this Amendment have the meanings given them in the Purchase Agreement.

                                   Agreement

                 NOW, THEREFORE, in consideration of the premises, the mutual representations, warranties and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

A.               The Purchase Agreement is amended as follows:

                 1. Section 2.3, Purchase Price; Payment. The amount of "$188,525" appearing in the second sentence of Section 2.3(a) is amended to be "$164,213."

                 2.       Section 3.1(e) No Violation of Agreements, Etc.
Exhibit 3.1(e) is amended by adding the following at the end thereof:

                          6. Consent of Ford Motor Credit Corporation ("FMCC") under that certain Motor Vehicle Lease Agreement (the "FMCC Truck Lease"), dated November 26, 1996, entered into by Rifle and Columbine Ford, Inc. ("Columbine"), as assigned by Columbine to FMCC, for the lease of a Ford F-250 truck, VIN:
                          1FTHX26G7VEA05284.
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                 3.       Section 3.1(f) Financial Statements.  (a)  The words
"and December 31, 1996" are inserted after "December 31, 1995" in the first sentence of Section 3.1(f).

                          (b)     For purposes of the Second Closing, the
reference to the "Latest Balance Sheet" shall be to the balance sheet of Rifle as of December 31, 1996.

                          (c)     Exhibit 3.1(f)(ii) is amended by adding
thereto the Rifle financial statements attached as Exhibit 3.1(f)(ii) to this Amendment.

                 4.       Section 3.1(g) Absence of Undisclosed Liabilities.
Section 3.1(g) is amended by adding the following at the end of clause (i) of the second sentence thereof:

                          (except that the Liability evidenced by the FMCC Truck Lease is not reflected on the Latest Balance Sheet)

                 5.       Section 3.1(h) Absence of Certain Changes or Events.
Exhibit 3.1(h) is amended as follows:

                          (a)     Item (iv) thereof is amended by adding the
following at the end thereof:

                          One 1979 Ford pickup, VIN F26SPEA2105, which was fully depreciated, was transferred by Rifle to the Shareholders prior to the Second Closing.

                          (b)     Item (viii) thereof is amended by adding the
following at the end thereof:

                          The employees of Rifle received bonuses in the amounts set forth on Exhibit 3.1(l)(x) for the year ended December 31, 1996.

                          (c)     Item (x) is amended by adding the following
sentence at the end thereof:

                           Rifle entered into the FMCC Truck Lease.

                 6. Section 3.1(k) Assets and Properties. Section 3.1(k)(i) is amended by adding the following at the end thereof:

                          Propane bottles of the local distributor are on the Glenwood Springs, Colorado Premises but are not the property of Rifle. The bottles are traded out periodically by the distributor.





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                 7.       Section 3.1(k) Assets and Properties. Exhibit 3.1(k)
is amended by adding the following at the end thereof:

                          7. The information set forth in the Glenwood Environmental Study is incorporated herein by this reference.

                          8. Glen R. Miller, as lessee, and Lois L. Gilstrap have entered into a Lease Agreement, dated October 24, 1996, for the lease of the Glenwood Springs, Colorado Premises by the lessee from and after May 1, 1997.

                 8.       Section 3.1(l) List of Properties, Contracts and
Other Data.

                          (a)     Item (i) of Exhibit 3.1(l) is amended by
adding thereto the updated list of Rifle rental equipment inventory at the Glenwood store attached hereto as Exhibit 3.1(l)(i).

                          (b)     Item (vi) of Exhibit 3.1(l) is amended by
deleting the third sentence and fourth sentences relating to a claim against B&B Excavating for approximately $12,000 in damages and deposits in the amount of $2,045 owned by Rifle and held by various parties, respectively. The dispute referenced in 3. has been resolved and the $2,045 referenced in 4. has been written off.

                          (c)     Item (vii) of Exhibit 3.1(l) is amended by
adding the following at the end thereof:

                          The Glenwood Springs, Colorado Fire Department has raised some question as to whether Rifle is required to obtain a Permit to have fuel tanks on its Glenwood Springs, Colorado Premises. The Sellers believe there is no Legal Requirement for such a Permit.

                          (d)     Item (ix) is amended by adding the following
at the end of item 6 thereof:

                          This lease expires April 30, 1997 and, as noted in
                          Section 6 of this Amendment, a new lease has been entered into to become effective as of May 1, 1997.





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                          (e)     Item (ix) of Exhibit 3.1(l) is amended by
adding the following at the end thereof:

                          12.     The FMCC Truck Lease.

                          (f)     The 1996 Annual Wages schedule attached as
Item (x) is amended with respect to Rifle as set forth on Exhibit 3.1(l)(x) attached hereto.

                 9. Exhibit 3.1(s) is amended by adding thereto the following at the end thereof:

                          The Glenwood Environmental Study is incorporated herein by this reference.

                 10. Section 3.1(u) Employees and Labor. The first sentence of Section 3.1(u) is amended by adding the following at the end thereof:

                          , except that the employees of Rifle may or may not continue their employment by RentX after the Second Closing.

                 11.      Section 3.1(v) Supplier and Customer Relationships.
Exhibit 3.1(v) is amended by adding thereto the list of customers set forth on
Exhibit 3.1(v) attached to this Amendment, which customers constitute the Principal Customers of Rifle with respect to the period from August 1, 1996 through December 31, 1996.

                 12. Section 3.1(w) Condition, Adequacy and Type of Equipment. Section 3.1(w) is amended by adding the following at the end of the first sentence thereof:

                          (except for a portable welder, which originally cost $4,500 and may have repair costs in excess of $4,500, owned by Rifle)

                 13. Sections 3.1(x) Environmental Obligations. Exhibit 3.1(x) is amended by adding thereto the environmental studies attached to this Amendment as Exhibit 3.1(x) (the "Glenwood Environmental Study").

                 14. Section 3.1(z) No Outstanding Orders or Actions. The first and second sentences of Section 3.1(z) are amended by adding the following at the beginning of each of such sentences:

                          Except as set forth in the Glenwood Environmental
                          Study,





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                 15.      Section 4.2  Operation of Business.  Exhibit 4.2(b)
is amended by adding thereto the information attached to this Amendment as
Exhibit 4.2(b).


                 16. Section 5.2 Transition. Section 5.2 is amended by adding the following sentence at the end thereof:

                          Notwithstanding anything to the contrary contained in this Section 5.2, the obligation of Glen R. Miller to assist with the transition of the Business of Rifle will terminate on February 28, 1997, and Elizabeth Miller will have no obligation to assist with the transition of the Rifle Business.

                 17. Section 5.9 Use of Certain Assets. Section 5.9(b) is amended by adding the following sentences immediately following the first sentence thereof:

                          Until the first anniversary of the Second Closing, the Buyer may use Mr. Miller's car wash to be located on the Glenwood Springs, Colorado Premises in connection with the Buyer's rental business, to the extent such car wash is not then being used by customers of the car wash. After such time, Buyer may use Mr. Miller's car wash at a price to be agreed upon. Likewise, until the first anniversary of the Second Closing, Glen R. Miller may use the Buyer's rental equipment located at the Glenwood Springs, Colorado Premises for his personal use, to the extent the rental equipment requested by Mr. Miller is not needed by the Buyer for rental to its customers.
                          Such use by Mr. Miller will be subject to the Buyer's standard rental terms and conditions, except that Mr. Miller will not be charged any rental fee or required to make any security deposit.

                 18.      Section 5.13 Certain Environmental Matters.

                          (a)     The Sellers obligation to notify the CDPHE
pursuant to the first sentence of Section 5.13 is waived by the Buyer.

                          (b)     Section 5.13 is further amended by adding the
following immediately following the second sentence of Section 5.13:





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                          The Sellers shall, before the Second Closing,
                          construct at their own expense a concrete secondary containment fueling pad at a location on the Glenwood Springs, Colorado Premises to be agreed to by the Buyer, which will be under the above-ground fuel storage tanks at the site to which they are relocated from their present site on the Glenwood Springs, Colorado Premises (the "Glenwood ASTs"). The concrete secondary containment fueling pad will consist of a concrete containment area with a concrete floor and concrete side walls not less than 12" in height and will be protected generally by concrete-filled steel posts. The volumetric size of the containment area will be sufficient to contain any spills from the Glenwood ASTs. The containment fueling pad will be constructed by the Sellers in compliance with all applicable Environmental Obligations and Legal Requirements. Upon request of the Buyer, the Sellers shall cause the contaminated soil presently located in the area where the Glenwood ASTs were located on December 31, 1996 to be remediated in compliance with all applicable Environmental Obligations and Legal Requirements.
                          The Sellers may, prior to such request of the Buyer, undertake such remediation of their own volition provided that such remediation is in compliance with all applicable environmental obligations and legal requirements. The Sellers shall restore the surface area to normal upon completion of such remediation.

                 19. The parties acknowledge that the following items located on the Glenwood Springs, Colorado Premises are fixtures that are owned by Lois Gilstrap, the master landlord:

                 (a)      One Model SP11A9B Rotary Hoist, Serial Number L33852

                 (b)      One Model VT 720-8 Saylor Beal Air Compressor

B. This Amendment constitutes an amendment to the Purchase Agreement. Nothing contained in this Amendment shall alter any of the representations and warranties, covenants, agreements or obligations of any Seller or Shareholder under the Purchase Agreement. Except as expressly set forth in this Amendment, the Purchase Agreement shall remain unmodified and in full force and effect. This Amendment may be executed in any number of counterparts, each





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of which shall be an original but all of which shall constitute one instrument.
Telecopied signatures of this Amendment shall bind the parties for all purposes.


                            [SIGNATURE PAGE FOLLOWS]





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                 IN WITNESS WHEREOF, the parties hereto have executed this
Agreement as of the date first above written.

                                           BUYER:
                                           RENTX INDUSTRIES, INC.

                                           By: /s/ RICHARD M. TYLER
                                              ----------------------------------
                                           Name: RICHARD M. TYLER
                                                --------------------------------
                                           Title: Vice President
                                                 -------------------------------

                                           SELLERS:
                                           RIFLE RENTALS, INC.

                                           By: /s/ GLEN R. MILLER
                                              ----------------------------------
                                           Name:   Glen R. Miller
                                           Title:  President

                                           RENTAL COUNTRY U.S.A., INC.

                                           By: /s/ GLEN R. MILLER
                                              ----------------------------------
                                           Name:   Glen R. Miller
                                           Title:  President

                                           ROCKY MOUNTAIN RENTALS, INC.

                                           By: /s/ GLEN R. MILLER
                                              ----------------------------------
                                           Name:   Glen R. Miller
                                           Title:  President

                                           SHAREHOLDERS:

                                            /s/ GLEN R. MILLER
                                           -------------------------------------
                                           Glen R. Miller

                                            /s/ ELIZABETH A. MILLER
                                           -------------------------------------
                                           Elizabeth Miller





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